DELAWARE GROUP® INCOME FUNDS

Delaware Extended Duration Bond Fund
(the “Fund”)

Supplement to the Fund’s Summary Prospectus dated November 28, 2014

On Nov. 19, 2014, the Board of Trustees of Delaware Group Income Funds voted to increase the Fund’s maximum exposure to foreign securities. These changes will be effective January 27, 2015 (the “Effective Date”).

Until the Effective Date, the following information replaces the second paragraph in the section entitled, “What are the Fund’s principal investment strategies?”:

The Fund may also invest up to 20% of its net assets in high yield corporate bonds (“junk bonds”). In addition, the Fund may invest up to 35% of its total assets in foreign securities, but the Fund’s total non-U.S.-dollar currency exposure will be limited, in the aggregate, to no more than 25% of net assets.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated December 4, 2014.